UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(a) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                 AUGUST 29, 2003

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


           0-29798                             23-1408659
           -------                             ----------
   (Commission File Number)      (I.R.S. employer identification number)


        7249 National Drive
        Hanover, Maryland                                21076
        -----------------                                -----
(Address of principal executive office)                (Zip code)



               Registrant's telephone number, including area code

                                 (410) 712-0275


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ITEM 5   Other Item


Effective August 29, 2003, Mr. Alan Markowitz resigned from the Board of Directors of Compudyne Corporation. CompuDyne's board was the last board on which he served, having previously resigned from all other boards he served on. Mr. Markowitz expressed his desire to concentrate his efforts on personal activities as his reason for resigning.

Mr. Markowitz joined CompuDyne's Board of Directors in 1995.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.






Date: August 29, 2003


                               COMPUDYNE CORPORATION



                               By:  /s/ Geoffrey F. Feidelberg
                                    --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer